CONTRATO DE ARRENDAMIENTO

DE PERTENENCIAS MINERAS

FARELLON ALTO UNO AL OCHO

MINERA POLYMET SPA

A

LUCAS GODOY OCAYO

En Vallenar, a 22 de Agosto de dos mil dieciocho, comparecen: por una parte, doña **AMELIA SALIME MANSUR TAPIA**, chilena, soltera, cédula nacional de identidad número doce millones novecientos un mil novecientos once guión cinco, en representación según se acreditará de **MINERA POLYMET SPA**, sociedad chilena del giro de su denominación, rol único tributario número setenta y seis millones novecientos setenta y cinco mil doscientos sesenta guión nueve, ambas domiciliadas en Parcela veintinueve, sector Perales Viejos, comuna de Vallenar, en adelante indistintamente "el Arrendador", y por la otra, el señor **LUCAS ROGELIO GODOY OCAYO**, cédula nacional de identidad seis millones setecientos sesenta y siete mil setecientos sesenta y ocho guión cuatro, chileno, soltero, con domicilio en calle Compañía número dos mil cuatrocientos treinta y seis, población Rafael Torreblanca, ciudad y comuna de Vallenar, en adelante indistintamente "el Arrendatario". Los comparecientes mayores de edad, quienes acreditaron sus identidades con sus respectivas cédulas, exponen que han convenido en celebrar el siguiente contrato de arrendamiento.- **PRIMERO: CONCESION MINERA: MINERA POLYMET SPA**, es dueña de las pertenencias mineras denominadas **FARELLON ALTO UNO AL OCHO,** ubicadas en Sierra Pan de Azúcar, comuna de Freirina, Provincia de Huasco, tercera región de Atacama, cuya Acta de Mensura se encuentra inscrita a fojas uno número uno del Registro de Propiedad del año mil novecientos cuarenta y tres del Conservador de Minas de Freirina, cuyo dominio a su nombre se encuentra inscrito a **fojas ciento treinta y dos número veintiséis** del Registro de Propiedad correspondiente al **año dos mil ocho** del mismo Conservador.- **SEGUNDO: OBJETO DEL CONTRATO:** Por el presente instrumento doña Amelia Mansur Tapia en representación de **MINERA POLYMET SPA**, da en arrendamiento a don **LUCAS RÓGELIO GODOY OCAYO** la pertenencia minera ya individualizada en la cláusula

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primera, quien la acepta para sí con el objeto de explorarla y explotarla. La pertenencia minera se arrienda como cuerpo cierto, con todos sus usos, costumbres y servidumbres activas y pasivas, libre de todo gravamen y prohibición, respondiendo del saneamiento el arrendador en conformidad a la ley.- **TERCERO**: El Arrendatario estará facultado desde el día de la firma de este instrumento para preparar la faena de explotación respectiva, respondiendo de ello en conformidad a la ley. Será de exclusiva y completa responsabilidad del Arrendatario realizar todos los actos y gestiones tendientes a la explotación de la mina, entre las que se comprenderá la instalación de faena, de polvorín, reparación o mejoramiento de caminos y accesos, obtención de todos los permisos y autorizaciones tales como el Plan de Explotación de la mina otorgado por Sernageomin y el empadronamiento ante la Empresa Nacional de Minería –ENAMI-. Todas estas gestiones, entre otras, deberá realizarlas el Arrendatario bajo su nombre y costos.- **CUARTO: VIGENCIA:** La vigencia del presente contrato será de tres años a contar de la fecha en que se suscribe, plazo que se prorrogará automáticamente por periodos iguales y sucesivos si no se da aviso de término por escrito entre las partes, por intermedio de carta certificada notarial. Este aviso se deberá dar con un mínimo de ciento ochenta (180) días de anticipación a la fecha de término del primer período o de la prórroga correspondiente.- **QUINTO: CANON:** El Arrendatario se obliga a pagar una renta de arrendamiento consistente en (a) una regalía equivalente a un diez por ciento (10%) del valor bruto de los minerales que se extraigan de la pertenencia arrendada. Dicho porcentaje se establece para cualquier tipo de mineral que extraiga el arrendatario, con la expresa excepción del mineral de tipo Cobalto. De esta forma, las partes fijan una regalía especial equivalente a un 15% el valor bruto, exclusivamente para el caso que se extraiga Cobalto de la pertenencia arrendada; y (b) una regalía equivalente a $1.500USD (mil quinientos dólares americanos) garantizados todos los meses, independientemente de si extrae minerales o no, de la pertenencia arrendada.Se hace presente que este pago solo comenzará a regiar a partir del tercer mes de arriendo de las pertenecias es decir a partir del mes de Noviembre 2018, en adelante.- **SEXTO**: Para los efectos de determinar la renta de arrendamiento pactada en la cláusula anterior, letra (a), el valor de los minerales se establecerá en conformidad a la tarifa que ENAMI tenga en vigencia en el mes anterior a la fecha de pago de la renta de arrendamiento para productos de igual naturaleza que los extraídos por el Arrendatario en conformidad a este contrato. El peso de los minerales y la ley de los metales contenidos en ellos, se establecerá de acuerdo a la determinación que efectúe la casa compradora de los mismos para los efectos de proceder a su pago.- **SÉPTIMO**: El pago de las regalías en que consiste la renta de arrendamiento pactada se efectuará dentro de los treinta días siguientes a la venta o procesamiento de los minerales extraídos, según sea el caso, en el domicilio de la Arrendadora señalado en este instrumento, o bien por transferencia electrónica bancaria según acuerden las partes.- **OCTAVO**: Sin perjuicio de lo estipulado en la cláusula anterior, el Arrendatario don Lucas Rogelio Godoy Ocayo, ya individualizado, autoriza expresa e irrevocablemente a la Empresa Nacional de Minería, o a la casa compradora de los minerales provenientes de las pertenencias objeto del presente contrato, otorgando al efecto mandato especial y suficiente, para retener y descontar de las liquidaciones correspondientes un monto equivalente a un

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diez por ciento (10 %), o de un 15 por ciento tratándose de mineral cobalto, correspondiente a anticipo de regalía pactada, y para entregar la suma resultante a la Arrendadora Minera Polymet__SpA, o a quien sus derechos represente, a sólo requerimiento de ésta, otorgando al efecto mandato especial y suficiente para la retención, descuento.y pago.- **NOVENO**: El pago de las patentes mineras que amparan las pertenencias objeto de este contrato será obligación del Arrendatario.-**DÉCIMO**: El Arrendatario se obliga a realizar la explotación de las pertenencias arrendadas en forma racional, llevando todos los trabajos o labores conforme a las normas del Reglamento de Seguridad Minera, el Código de Minería y demás cuerpos legales y reglamentarios aplicables a ella, y de forma de no deteriorar la mina respectiva, sus accesos y construcciones, o su eventual explotación futura, según sea el caso, utilizando para ello los métodos que la técnica mejor aconseja. Para verificar esta situación, el Arrendador queda facultado para que en compañía del Arrendatario, pueda visitar la mina una vez al mes, específicamente los días miércoles de la segunda semana de cada mes y exclusivamente para el fin señalado. Asimismo queda expresamente facultado el Arrendador para tener acceso, solicitar y recibir desde ENAMI todos los resultados de los muestreos de cobre, oro, plata, cobalto u otro mineral que realice el Arrendatario. Ademas el Arrendador tendra acceso a todos los resultados obtenidos de la venta de mineral que realice el arrendatario a Enami u otro comprador, sin que pueda oponerse u objetar dicha petición el Arrendatario, debiendo entregar la documentación financiera en relación a estas ventas si así lo solicita el Arrendatario - **UNDÉCIMO: Muestreo:** Los procesos de muestreo y análisis de los minerales que se extraigan de la mina y entreguen a proceso en la planta deberán ser dirigidos y presenciados por la firma de Amelia Mansur o similar, o por otra empresa externa especializada designada de común acuerdo entre las partes o por el arbitro, a falta de acuerdo. Esta actividad deberá llevarse a cabo cada cuatro semanas, y se deberá obtener ensayos de cobalto, plata, oro y cobre en cada ocasión que se amerite. **DUODÉCIMO**: **Información técnica:** El arrendatario se compromete a entregar semestralmente a la Arrendadora un informe técnico de los procesos de exploración, preparación , desarrollo, explotación de la mina y proceso de los minerales. **DÉCIMO TERCERO**: El arrendatario será el único y total responsable de todo daño, perjuicio o deterioro que se cause o pueda causarse a la persona o bienes de la Arrendadora o de terceros, con motivo u ocasión de las labores que se realicen en las pertenencias arrendadas o en relación a éstas, sea por actos o hechos del propio Arrendatario o de cualquiera de sus representantes, dependientes o personal, sin responsabilidad alguna para la Arrendadora.- El Arrendador no responderá en manera alguna por los perjuicios que pudieran producirse u ocasionarse en los bienes o maquinarias de la parte arrendataria o de sus empleados o trabajadores.- **DÉCIMOCUARTO**: Será de exclusivo cargo y responsabilidad del Arrendatario la contratación del personal que requiera para el desarrollo de dichas labores, y el cumplimiento a su respecto de las obligaciones laborales, previsionales, de accidentes del trabajo y/o tributarias, en su caso, así como las demás normas legales y reglamentarias o que requiera cualquier autoridad, para la realización de las faenas de que se trata, sin que ninguna responsabilidad pueda caber o reclamarse a la Arrendadora por ninguno de estos conceptos y otros relacionados directa o

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indirectamente con los anteriores.- **DÉCIMO QUINTO**: Queda absolutamente prohibido al Arrendatario traspasar o ceder, total o parcialmente el presente contrato a terceras personas.- **DÉCIMO SEXTO**: El Arrendador se reserva la facultad para investigar, reconocer, explorar y extraer minerales de sus pertenencias mineras, obligándose el Arrendatario a dar libre paso para estas actividades y de modo alguno entorpecer o perturbar esta facultad, la que se eleva a cláusula esencial del presente arriendo, motivando el término inmediato del contrato en caso de incumplimiento.- **DÉCIMO SEPTIMO**: Las partes acuerdan que, en caso que MINERA POLYMET SPA, o cualquiera otro tercero autorizado por MINERA POLYMET SPA, construya una planta en las pertenencias mineras arrendadas, el Arrendatario debe vender sus minerales exclusivamente a esa planta.

DÉCIMO OCTAVO: Al término del arrendamiento, el Arrendatario deberá restituir las pertenencias objeto del mismo, libres de todo ocupante, laboreo y/o actividad. Toda mejora que efectuare la parte arrendataria en las pertenencias arrendadas será de su exclusivo costo y quedará a beneficio de la mina, sin que el arrendador deba pagar por ellas, exceptuando aquellas que puedan ser retiradas, tales como containers, equipos, herramientas otras especies de propiedad del Arrendatario, quien en caso de querer retirarlas deberá hacerlo dentro de los veinte días de terminado el contrato, a su costa.- **DÉCIMO NOVENO:** El incumplimiento por parte del Arrendatario de cualquiera de las obligaciones que le impone el presente contrato, dará derecho a la Arrendadora para poner término anticipado al mismo, de inmediato, sin necesidad de requerimiento alguno y sin forma de juicio. Lo anterior, sin perjuicio del derecho de la Arrendadora para obtener, además, la indemnización por los perjuicios efectivamente causados por el incumplimiento.- Si el incumplimiento consistiere en la falta o retraso en el pago de la renta del arrendamiento, fijada mediante la regalía antes señalada, la renta o rentas insolutas devengarán el interés máximo convencional para operaciones no reajustables, entre la fecha de la mora o simple retardo y la fecha del pago efectivo, sin perjuicio de las sanciones previstas en el párrafo anterior. La venta de minerales a nombre de una persona distinta al titular de este contrato dará término inmediato al mismo.- **VIGÉSIMO**: En caso que la Arrendataria, incumpliere cualquiera de las normas del Reglamento de Seguridad Minera y demás cuerpos legales y reglamentarios aplicables a ella, verificándose esta situación, ya sea por fiscalización del Sernageomin o de revisión por parte del Arrendador, dará derecho a este último a solicitar el término inmediato del presente contrato, sin perjuicio del derecho que tiene además a que el arrendatario le indemnice los perjuicios que dicha circunstancia le hubiese ocasionado, los cuales se avalúan, anticipadamente y de común acuerdo, en la cantidad de $3.000.000.- tres millones de pesos). **VIGÉSIMO PRIMERO**: Las partes fijan su domicilio en la ciudad de Vallenar, sometiéndose a la competencia de sus tribunales de justicia.- **VIGÉSIMO SEGUNDO**: Este contrato deja sin efecto cualquier otro contrato de cualquier naturaleza celebrado entre la arrendadora y la arrendataria con anterioridad, en relación a las pertenencias de que el mismo trata.- **VIGÉSIMO TERCERO**: De conformidad al artículo setenta y cinco del Código Tributario, el Arrendador declara que es contribuyente del impuesto de primera categoría de la Ley de Impuesto a la

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Renta y que tributa en base a renta efectiva.- **VIGÉSIMO CUARTO**: La Personería de doña Amelia Mansur Tapia para representar a **MINERA POLYMET SPA** consta de escritura pública de Mandato Especial de fecha veintiocho de Marzo de dos mil dieciocho, otorgada ante el Notario Público de la Segunda Notaría de Santiago, don Francisco Javier Leiva Carvajal, el cual se exhibe en este acto al notario que autoriza y no se inserta por estimarse innecesario.- **VIGÉSIMO QUINTO**: Los gastos que origine la suscripción del presente contrato serán de cargo de la parte arrendataria .- **VIGÉSIMO SEXTO**: Los comparecientes confieren mandato especial al abogado don Daniel Eduardo Aróstica Gahona, cédula nacional de identidad número dieciséis millones cuatrocientos cincuenta mil ciento ochenta y tres guión tres, a quien facultan para que los represente con poderes suficientes en lo que respecta a otorgar y suscribir los instrumentos públicos y privados necesarios para aclarar y rectificar los errores y subsanar las omisiones en que se pueda haber incurrido en el presente instrumento. El mandatario queda relevado de la obligación de rendir cuenta de este mandato.- Se faculta al portador de copia autorizada de esta escritura para requerir las inscripciones y subinscripciones que procedan.

Minuta redactada por el abogado don Daniel Aróstica Gahona, de acuerdo a instrucciones expresas otorgadas al efecto por los comparecientes.

AMELIA SALIME MANSUR TAPIA

MINERA POLYMET SPA

LUCAS ROGELIO GODOY OCAYO

Firmaron ante mi don AMELIA SALIME MANSUR TAPIA C.I.Nº 12.901.911-5.- y don LUCAS ROGELIO GODOY OCAYO C.I.Nº 6.767.768-4.-
Vallenar, 22 de agosto de 2018.-
*INSTRUMENTO REDACTADO EN FORMA EXTERNA A LA NOTARIA, SIN ULTERIOR RESPONSABILIDAD DEL NOTARIO.-

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